Exhibit 10.14

SUBSCRIPTION AGREEMENT

Class A Ordinary Shares

of

Jump World Holding Limited

This subscription agreement (this “Subscription Agreement”) is dated              , 2018, by and between the investor identified on the signature page hereto (the “Investor”) and Jump World Holding Limited, a Cayman Islands exempted company (the “Company”). The parties agree as follows:

1.       Subscription

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of shares (the “Shares”) of the Company’s Class A Ordinary Shares, par value $0.00001 per share, as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the Purchase Price per Share as set forth on the signature page hereto.

The Shares are being offered pursuant to a registration statement on Form F-1, File No. 333-227192 (the “Registration Statement”). The Registration Statement was declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of Investor’s subscription. The prospectus (the “Prospectus”) which forms a part of the Registration Statement, however, is subject to change. A final prospectus and/or prospectus supplement will be delivered to the Investor as required by law.

The Shares are being offered by Boustead Securities, LLC (the “Underwriter”) as underwriter on a “best efforts, minimum/maximum” basis pursuant to an underwriting agreement (the “Underwriting Agreement”). The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriter in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the Underwriting Agreement and the Registration Statement declared effective by the Commission, at the Closing (i) the Purchase Price deposited by the Investor subsequent to the declaration of effectiveness of the Registration Statement by wire transfer or ACH transfer of immediately available funds to the escrow account shall be released to the Company, and (ii) the Company shall cause the Shares to be delivered to the Investor (A) through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions,” or (B) if requested by the Investor on the signature page hereto or if the Company is unable to make the delivery through the facilities of The Depository Trust Company’s DWAC system, through the DRS or book-entry delivery of Shares on the books and records of the transfer agent. If delivery is made by book entry on the books and records of the transfer agent, the Company shall send written confirmation of such delivery to the Investor at the address indicated on the Signature Page hereof.

The Underwriter and any participating broker dealers (the “Members”) shall confirm, via the Underwriting Agreement, selected dealer agreement or master selected dealer agreement, as applicable, that it will comply with Exchange Act Rule 15c2-4. Payments may only be made by wire transfer or electronic deposit, and no payments may be made by check. With regards to monies being wired or sent via ACH transfer from an investor’s bank account, the Underwriter or Members shall request the investors send their wires or ACH transfers by the business day immediately following the receipt of a completed subscription document. In regards to monies being sent from an investor’s account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed instructions by the investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that the offering does not close for any reason prior to the termination date set forth in the Registration Statement, all funds deposited in the escrow account will be returned to investors promptly in accordance with the terms of the escrow agreement and applicable law.

2. Subscription Process.

To purchase the Shares in this offering, investors must complete and sign this Subscription Agreement. Investors will be required to pay for the Shares by wire or ACH transfer for the full purchase price of the Shares. FinTech Clearing, LLC (“FinTech”) shall serve as escrow agent for any payments made via wire or ACH transfer.

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Subscriptions will be effective only upon the Company’s acceptance of the subscriptions, and the Company reserves the right to reject any subscriptions in whole or in part. In compliance with Rule 15c2-4 under the Exchange Act, the Company and the Underwriter will instruct Investors to deliver all monies in the form of wire transfers or ACH transfers to FinTech. Upon FinTech’s receipt of such monies, they shall be credited to FinTech, as the escrow agent for the Investors for the Company’s Offering. Pursuant to escrow agreement among us, Underwriter and FinTech, as escrow agent, the funds received in payment for the Shares purchased in the Offering will be wired to a non-interest bearing escrow account at Pacific Mercantile Bank entitled “FinTech Clearing, as Agent for the Investors in Jump World Holding Limited”, and held until the escrow agent determines that the amount in the escrow account is equal to at least the minimum amount required to close this Offering. Upon confirmation of receipt of the requested minimum subscription amount, the escrow agent will release the funds in accordance with the written instructions provided by the Company and Underwriter, indicating the date on which the Shares purchased in this Offering are to be delivered to the Investors and the date the net proceeds are to be delivered to the Company.

3. Investor Representations.

a.           Investor represents that it has received (or otherwise had access to the electronic filing on the SEC website) the Prospectus prior to or in connection with receipt of this Subscription Agreement.

b.           Investor represents that it understands and acknowledges that Investor's subscription for the Shares indicated on the Signature Page hereto may be accepted or rejected in whole or in part by the Company, for any reason and in their sole and absolute discretion.

4.       Miscellaneous.

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as FedEx, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth the parties’ agreement, please confirm this by signing and returning to the Company the duplicate copy of this Subscription Agreement.

[Signature Page Follows]

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[Signature Page to Investor Subscription Agreement for Jump World Holding Limited]

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

Number of Shares: __________________________	Jump World Holding Limited
Purchase Price per Share: $[ ]	By:
Aggregate Purchase Price: $__________________	Name:
Title:
Address Notice:
INVESTOR: ________________________________	[Issuer Notice Information]
Select method of delivery of Shares: DRS or DWAC (Check One)

___________   DWAC DELIVERY INSTRUCTIONS:

1.	Name of DTC Participant (broker dealer at which the account or accounts to be credited with the Shares are maintained):
2.	DTC Participant Number:
3.	Name of Account at DTC Participant being credited with the Shares:
4.	Account Number of DTC Participant being credited with the Shares:

___________   DRS ELECTRONIC BOOK ENTRY CONFIRMATION (hold shares at transfer agent) Delivery Instructions:

Name in which Shares should be issued: ______________________

Address for Shareholder: Street_________________________________________

City/State/Zip: ______________________________; Attention: _____________________________________

Telephone No.: _____________________________

WIRE PAYMENT INSTRUCTIONS:

NO WIRE TRANSFERS MAY BE MADE TO THE ESCROW ACCOUNT, DIRECTLY OR THROUGH ANY UNDERWRITER UNLESS AND UNTIL: (A) THE REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE BY THE COMMISSION, AND (B) A COPY OF THIS SUBSCRIPTION AGREEMENT, DULY EXECUTED BY THE INVESTOR OR ITS AGENT, HAS BEEN DELIVERED.

Wire to the following instructions:

ABA Routing No: 122242869

SWIFT Code: PMERUS66

Bank Name: Pacific Mercantile Bank

Bank Address: 949 South Coast Dr., Costa Mesa, CA 92626

Beneficiary Account Name: FinTech Clearing, as Agent for the Investors in Jump World Holding Limited

Beneficiary Account No: XXXX

Beneficiary Address: 6 Venture, Suite 265, Irvine, CA 92618

Please email back the completed Subscription Agreement to offerings@boustead1828.com or fax to +1(949) 266-5789

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CERTIFICATE FOR THE PURCHASE OF INITIAL PUBLIC OFFERINGS OF EQUITY SECURITIES

Pursuant to FINRA Rule 5130 (formerly NASD Rule 2790) (the “ New Issue Rule”), firms may not sell or cause to be sold a new issue (as defined in the New Issue Rule; generally, initial public offerings of equity securities) to any account in which a restricted person holds a beneficial interest unless the account qualifies for a general exemption under the New Issue Rule. We require that you sign and return this Certificate indicating whether or not your account is eligible to purchase PUBLIC OFFERING shares in accordance with the New Issue Rule.

In addition, pursuant to FINRA Rule 5131 (the “PUBLIC OFFERING Allocation Rule”), firms may not under certain circumstances allocate shares of a new issue to any account in which an executive officer or director of a public company or a covered non-public company, or a person materially supported by such executive officer or director (collectively, “ Covered Persons”), has a beneficial interest unless the account qualifies for a general exemption.

In addition, in connection with any new issue, you hereby represent that you will not act as a finder or in a fiduciary capacity to any managing underwriter of any new issue and that you shall notify us immediately in the event that such representation ceases to be true and correct.

All bolded terms relating to the New Issue Rule or the PUBLIC OFFERING Allocation Rule are defined in Annex A. SECTION

A. NEW ISSUE RULE (FINRA RULE 5130) (CHECK ONE BOX ONLY)

The undersigned hereby certifies, on behalf of each account for which it purchases new issues on or after the date hereof, that:

☐ The account(s) is eligible to purchase new issues either because no restricted person (which includes those accounts that satisfy a general exemption listed on Annex A and/or, are not restricted persons based on the definition in Annex A) holds a beneficial interest in the account(s), or because the account(s) has implemented procedures to reduce the beneficial interests of all restricted persons with respect to new issues to below in the aggregate 10%, and the undersigned hereby represents that it will follow such procedures in connection with the purchase by the account(s) of all new issues; OR

☐ The undersigned is a conduit (such as a bank, foreign bank, broker/dealer or investment adviser) and all purchases of new issues are, and will be, in compliance with the New Issue Rule. If the beneficial interests of all restricted persons in any one account(s) exceeds in the aggregate 10% of the account(s) but the account(s) has implemented procedures to reduce the beneficial interest of all restricted persons with respect to new issues to below in the aggregate 10%, the undersigned hereby represents that it will follow such procedures in connection with the purchase by the account(s) of all new issues.

SECTION B. PUBLIC OFFERING ALLOCATION RULE (FINRA RULE 5131)

The undersigned hereby certifies, on behalf of each account for which it purchases new issues on or after the date hereof, that: The account(s) is eligible to purchase new issues either because:

(i) No person that holds a beneficial interest in the account(s) is a Covered Person OR

(ii) The account(s) is eligible to purchase new issues because the account(s) (A) meets a general exemption (See Annex A), or (B) has implemented procedures to reduce the beneficial interests of all Covered Persons of a particular company with respect to new issues to in the aggregate below 25%, and the undersigned hereby represents that it will follow such procedures in connection with the purchase by the account(s) of all new issues.

For purposes of clause (ii) above, the undersigned is entitled to presume that any beneficial interests in an account held by a Qualifying Private Fund (except for interests of beneficial owners that are control persons of the investment adviser to that Qualifying Private Fund) are not held by a Covered Person.

The undersigned hereby certifies that the undersigned is authorized to provide this Certification and that the undersigned, or an authorized representative of the account, will promptly notify Boustead Securities in the event this Certification ceases to be true and correct. In connection to the U.S. Securities & Exchange Commission’s electronic delivery of information requirements, the undersigned agrees to receive electronic mail for the purpose of recertifying this Certification through negative consent and to notify Boustead Securities in writing if the undersigned does not agree to receive such communications.

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Institution Name	Address, City, State, Zip

Name of Authorized Signatory	Date (mm/dd/yy)	Tax ID / EIN / Reg No

Title of Authorized Signatory	Telephone

Signature of Authorized Signatory	Email Address

SECTION C. Investor Representations.

1.	Investor represents that it has received (or otherwise had access to the electronic filing on the SEC website) the Prospectus prior to or in connection with receipt of this Agreement.

2.	Investor represents that it understands and acknowledges that Investor's subscription for the Shares indicated on the Signature Page hereto may be accepted or rejected in whole or in part by the Company, for any reason and in their sole and absolute discretion.

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